UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688		47-1308512
(Commission File Number)		(IRS Employer Identification Number)

225 South Main Avenue		57104
Sioux Falls,	South Dakota
(Address of principal executive offices)		(Zip Code)
(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GWB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 4, 2020 the Company and Kenneth J. Karels, former President, CEO and Chairperson of the Board entered in an Amended and Restated CEO Transition and Retirement Agreement (the “Amended Agreement”). The Amended Agreement amends and restates the previously reported CEO Transition and Retirement Agreement entered into between the Company and Mr. Karels dated November 21, 2019 and attached as Exhibit 10.1 to the Company’s Form 8-K filed on November 26, 2019 (the “Original Agreement”).
Under the Amended Agreement, within 10 days after the Effective Date as defined therein Mr. Karels will receive in lieu of his short term incentive (“STI”) cash compensation a lump sum payment of $525,937.50, and in lieu of the consulting arrangement which was to commence on October 3, 2020, a lump sum payment of $675,000. The payments represent a 25% discount to STI and consulting fees that would have been paid under the Original Agreement. Mr. Karels will continue to receive his salary and benefits through his October 2, 2020 retirement date consistent with the Original Agreement and his previously granted STI stock awards and LTI will continue to vest in accordance with such grants. As part of the Amended Agreement, Mr. Karels and the Company executed a mutual release of all claims related to Mr. Karels’ employment.
The above summary of the terms of the Amended Agreement is qualified in its entirety by reference to the full text of the Amended Agreement which is filed as Exhibit 10.1 to this Current Report.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

10.1	Amended and Restated CEO Transition and Retirement Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: June 10, 2020	By: /s/ Donald J. Straka
Name: Donald J. Straka
Title: Corporate Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated CEO Transition and Retirement Agreement